SHORT-TERM BANK LOANS	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
SHORT-TERM BANK LOANS
NOTE 9 – SHORT-TERM BANK LOANS

In March 2017, the Company obtained a one-year unsecured loan of RMB60,000,000 (approximately $8,715,000) from Bank of China (Taishan Branch) at an interest rate of 4.5675% per annum. The loan is due on March 21, 2018 and interest will be paid on the 21th day of each month. In May 2017, the Company repaid the loan before maturity date.

In April 2017, the Company obtained a one-year unsecured loan of RMB98,000,000 (approximately $14,465,780) from China Everbright Bank at an interest rate of 4.35% per annum. The loan is due on March 31, 2018 and interest will be paid on the 20th day of each month. In July 2017, the Company repaid the loan before maturity date.